SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):       October 13, 1998
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                            OAKWOOD HOMES CORPORATION
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                   (Exact name of Registrant as Specified in Charter)


      North Carolina             1-7444                  56-0985879
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(State or other jurisdiction   (Commission               (IRS Employer
      of incorporation)        File Number)              Identification Number)


      7800 McCloud Road, Greensboro, NC                  27409-9634
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      (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:       (336) 664-2400
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Item 5.  Other Events.

      On October 13, 1998, the Registrant announced the release of a letter to its shareholders relating to, among other things, refinements in the Registrant's accounting practices, and in disclosing that as a result, the Registrant will not meet the First Call consensus estimate of earnings per share of $.61 for its fourth quarter ended September 30, 1998. A copy of the press release issued by the Registrant, which includes the text of the letter to the Registrant's shareholders, is included as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits. The following exhibit is filed herewith:

            99.1 Press release disseminated on October 13, 1998 regarding the Registrant's letter to shareholders.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    OAKWOOD HOMES CORPORATION



Date: October 13, 1998              By:
                                        -------------------------
                                          Myles E. Standish
                                          Senior Vice President

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


                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC


                                    EXHIBITS

                                 CURRENT REPORT
                                       ON
                                    FORM 8-K


Date of Event Reported:                              Commission File No:
October 13, 1998                                                  1-7444


                            OAKWOOD HOMES CORPORATION

                                  EXHIBIT INDEX

      Exhibit No.                   Exhibit Description

             99.1 Press release disseminated on October 13, 1998 regarding the Registrant's letter to shareholders

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